                                                                 EXHIBIT 99.2

[FORD LETTERHEAD]




Contact:  Media Inquiries      Institutional Investors     Shareholder Inquiries
          Jim Cain             Mike Holland                (800) 555-5259 or
          (313) 322-3428       (313) 323-8221              (313) 845-8540

FOR RELEASE APRIL 16, 7:30 A.M. EDT

IMPROVING AUTOMOTIVE OPERATIONS DRIVE FORD TO RECORD FIRST QUARTER EARNINGS OF $1.7 BILLION, UP 15%

DEARBORN, Mich., April 16, 1998 -- Continued improvement in automotive results raised Ford Motor Company's [NYSE: F] operating earnings for the first quarter to $1.7 billion, or $1.36 per diluted share of common and Class B stock. The 1998 results compare with earnings of $1.5 billion, or $1.20 a diluted share in the first quarter of 1997, and exceed the previous first quarter record of $1.6 billion set in 1989.

The operating results shown above exclude a one-time gain of $16 billion, or $12.94 per diluted share, resulting from the spin-off of Associates First Capital [NYSE: AFS], and a one-time earnings per share reduction of $.07 per share resulting from the premium paid to repurchase Ford's Series B preferred stock. Including both one-time factors, Ford's reported first quarter earnings were $17.6 billion, or $14.23 per diluted share.

Ford has increased its year-over-year earnings for eight consecutive quarters and posted five straight quarters in which total automotive costs have declined (at constant volume and mix) compared with the year-earlier period. In the first quarter, Ford's total automotive costs declined by $400 million year-over-year (at constant volume and mix).

AUTOMOTIVE OPERATIONS
Ford's first-quarter net income from worldwide automotive operations was $1.235 billion, up $231 million from a year ago, or 23 percent. Vehicle unit sales of cars and trucks were 1,721,000, up 40,000 units or two percent. Automotive return on sales in the first quarter improved nine-tenths of a point to 4.3 percent worldwide. Total automotive cash was $21.3 billion at the end of the quarter and net cash was $13.1 billion, both records.

"Ford's automotive results continue to improve because of an intense focus on the business fundamentals. We continue to strengthen our product line, quality is better, costs are down and major processes are being re-engineered," said Chairman and CEO Alex Trotman.

NORTH AMERICA: In North America, automotive operations earned $1.0 billion, essentially flat with a year ago. North American automotive return on sales was
5.0 percent. This solid level of profitability reflects strong acceptance of new products and continuing progress on cost and quality performance. During the quarter, Ford accelerated production of the new F-Series Super Duty truck line.

"The underpinnings of the economic expansion in North America remain intact, which is good news for the auto industry. In the U.S., industry volume in the first quarter was 15.3 million units. We continue to project full-year industry volumes to be between 15 million and 15.5 million units," Trotman said.

EUROPE: In Europe, which continues to be an intensely competitive market, Ford earned $230 million, up from $105 million a year ago.

"Europe continues to be extremely challenging," Trotman said. "Industry volumes are strong, but intense price competition has not abated. We will continue to focus on improving quality and reducing our total costs in Europe to achieve our 1998 profit target."

SOUTH AMERICA: Ford lost $45 million in South America, compared with a loss of $47 million a year ago.

"The successful launches of the Ka, Fiesta, Ranger, F-Series and Courier have reestablished Ford as a major presence in South America, but economic conditions in Brazil have reduced industry volumes," Trotman said. "Our goal remains to breakeven in South America this year, but it will be hard to achieve."

FINANCIAL SERVICES
Financial Services earnings in the first quarter, excluding The Associates' earnings and the one-time gain resulting from the spin-off, were $279 million, compared with $273 million a year ago on a comparable basis.

Ford Credit earned $278 million in the first quarter, an improvement of $2 million versus last year's first quarter. Compared with the first quarter of 1997, earnings reflected improved portfolio yields, lower borrowing costs and higher financing volumes, offset by higher depreciation expense on leased vehicles.

"Loan volumes, operating costs and interest margins are at good levels. However, depreciation expense for leased vehicles continues to be a drag on profits. As a result, based on the present outlook, our goal of 10 percent or greater earnings growth for Ford Credit in 1998 will be very difficult to achieve," Trotman said.

The Hertz Corporation [NYSE: HRZ] reported record first-quarter earnings of $35 million, versus $20 million earned in the same period a year ago. Ford's share of Hertz' first quarter 1998 earnings was $29 million.

The Associates reported record earnings of $281 million for the first quarter, compared with $238 million a year ago. Ford's share of The Associates earnings was $177 million, reflecting Ford's 80.7 percent ownership stake through March 12, the record date for the spin-off. Going forward, Ford's results no longer will include earnings of The Associates.

                                      # # #

                SUMMARY OF FIRST QUARTER 1998 COMPARED WITH 1997

OVERVIEW
    - Total company operating earnings were a record $1.691 billion, compared with $1.469 billion.
    - Diluted operating earnings per share were $1.36, compared with $1.20.
    - Worldwide sales and revenues were $36.6 billion, compared with $37.3 billion.
    - Stockholders' equity was $21.5 billion, compared with $27.3 billion.

AUTOMOTIVE
    - Net income from worldwide automotive operations was $1.235 billion, compared with $1 billion in the first quarter of 1997.
    - North American automotive operations earned $1.01 billion, compared with $1.02 billion.
    - Outside North America, automotive operations earned $225 million, compared with a loss of $16 million.
    - Worldwide vehicle unit sales were 1,721,000 compared with 1,681,000.
    - Combined car and truck share in the U.S. was 24.5 percent, compared with
      25.1 percent.
    - Combined car and truck share in Europe was 11.5 percent, compared with
      11.5 percent.

FINANCIAL SERVICES
    - Financial Services earnings were $456 million, excluding the one-time gain of $15.955 billion related to the spin-off of The Associates, compared with $465 million.
    - Ford Credit earned $278 million, compared with $276 million.
    - The Associates reported a record $281 million, compared with $238 million a year ago. Ford's share was $177 million through March 12.
    - Hertz earned a record $35 million, compared to $20 million. Ford's share was $29 million.

AUTOMOTIVE BALANCE SHEET
    - Net cash was a record $13.1 billion, compared with $7.8 billion.
    - Cash and marketable securities was a record $21.3 billion, compared with $16 billion.
    - Debt was $8.2 billion, compared with $8.2 billion.
    - Capital spending was $2.1 billion, compared with $1.6 billion.


                                      # # #

                       Ford Motor Company and Subsidiaries

                                   HIGHLIGHTS



                                                                                  First Quarter
                                                                           ----------------------------
                                                                               1998            1997
                                                                           ------------    ------------
                                                                                   (unaudited)
Worldwide vehicle unit sales of cars and trucks
 (in thousands)
- North America                                                                  1,059           1,066
- Outside North America                                                            662             615
                                                                                 -----           -----
    Total                                                                        1,721           1,681
                                                                                 =====           =====

Sales and revenues (in millions)
- Automotive                                                                 $  29,076       $  30,037
- Financial Services                                                             7,508           7,277
                                                                             ---------       ---------
    Total                                                                    $  36,584       $  37,314
                                                                             =========       =========

Net income (in millions)
- Automotive                                                                 $   1,235       $   1,004
- Financial Services (including income of
  The Associates through March 12, 1998)                                           456             465
                                                                             ---------       ---------
    Subtotal                                                                     1,691           1,469
- Gain on spin-off of The Associates                                            15,955               -
                                                                             ---------       ---------
    Total                                                                    $  17,646       $   1,469
                                                                             =========       =========

Capital expenditures (in millions)
- Automotive                                                                 $   2,101       $   1,613
- Financial Services                                                                98             126
                                                                             ---------       ---------
    Total                                                                    $   2,199       $   1,739
                                                                             =========       =========

Automotive capital expenditures as a percentage
 of sales                                                                          7.2%            5.4%

Stockholders' equity at March 31
- Total (in millions)                                                        $  21,497       $  27,252
- After-tax return on Common and Class B
  stockholders' equity                                                            24.8%           22.1%

Automotive net cash at March 31
 (in millions)
- Cash and marketable securities                                             $  21,277       $  15,967
- Debt                                                                           8,178           8,202
                                                                             ---------       ---------
    Automotive net cash                                                      $  13,099       $   7,765
                                                                             =========       =========

After-tax return on sales
- North American Automotive                                                        5.0%            4.9%
- Total Automotive                                                                 4.3%            3.4%

Shares of Common and Class B Stock (in millions)
- Average number outstanding                                                     1,210           1,190
- Number outstanding at March 31                                                 1,213           1,191

Common Stock price (per share)
 (adjusted to reflect The Associates spin-off)
- High                                                                       $43-7/8         $23-3/8
- Low                                                                         28-15/32        20-35/64

AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK
 AFTER PREFERRED STOCK DIVIDENDS

Income assuming dilution
- Automotive                                                                 $    0.99       $    0.82
- Financial Services (including income of
  The Associates through March 12, 1998)                                          0.37            0.38
                                                                             ---------       ---------
    Subtotal                                                                      1.36            1.20
- Premium on Series B Preferred Stock repurchase                                 (0.07)              -
- Gain on spin-off of The Associates                                             12.94               -
                                                                             ---------       ---------
    Total                                                                    $   14.23       $    1.20
                                                                             =========       =========

Cash dividends                                                               $    0.42       $   0.385

                     Ford Motor Company and Subsidiaries

                              VEHICLE UNIT SALES

                For the Periods Ended March 31, 1998 and 1997
                                (in thousands)


                                                                              First Quarter
                                                                          ---------------------
                                                                            1998         1997
                                                                          ---------    --------
                                                                              (unaudited)
S>
NORTH AMERICA
United States
 Cars                                                                         391          367
 Trucks                                                                       564          612
                                                                            -----        -----
  Total United States                                                         955          979

Canada                                                                         76           69
Mexico                                                                         28           18
                                                                            -----        -----

  Total North America                                                       1,059        1,066

EUROPE
Britain                                                                       142           98
Germany                                                                       106          115
Italy                                                                          70           64
France                                                                         39           36
Spain                                                                          37           46
Other countries                                                               100           97
                                                                            -----        -----

  Total Europe                                                                494          456

OTHER INTERNATIONAL
Brazil                                                                         42           41*
Argentina                                                                      30           29*
Australia                                                                      30           30
Taiwan                                                                         29           25
Japan                                                                           8           10
Other countries                                                                29           24
                                                                            -----        -----

  Total other international                                                   168          159
                                                                            -----        -----

TOTAL WORLDWIDE VEHICLE UNIT SALES                                          1,721        1,681
                                                                            =====        =====






Vehicle unit sales generally are reported worldwide on a "where sold" basis and include sales of all Ford-badged units, as well as units manufactured by Ford and sold to other manufacturers

          *Adjusted to reflect change in reporting practice

                     Ford Motor Company and Subsidiaries
                       CONSOLIDATED STATEMENT OF INCOME
                For the Periods Ended March 31, 1998 and 1997
                                (in millions)

                                                                                             First Quarter
                                                                                        -------------------------
                                                                                           1998          1997
                                                                                        -----------    ----------
                                                                                              (unaudited)
     AUTOMOTIVE
     SALES                                                                              $29,076        $30,037

     COSTS AND EXPENSES (Note 2)
     Costs of sales                                                                      25,584         26,795
     Selling, administrative and other expenses                                           1,686          1,538
                                                                                        --------       -------
       Total costs and expenses                                                          27,270         28,333

     OPERATING INCOME                                                                     1,806          1,704

     Interest income                                                                        322            249
     Interest expense                                                                       199            194
                                                                                        --------       -------
       Net interest income                                                                  123             55
     Equity in net loss of affiliated companies                                             (10)          (144)
     Net expense from transactions with
      Financial Services                                                                    (48)           (19)
                                                                                        -------        -------

     Income before income taxes - Automotive                                              1,871          1,596

     FINANCIAL SERVICES
     REVENUES                                                                             7,508          7,277

     COSTS AND EXPENSES
     Interest expense                                                                     2,370          2,356
     Depreciation                                                                         2,037          1,765
     Operating and other expenses                                                         1,583          1,500
     Provision for credit and insurance losses                                              708            845
                                                                                        -------        -------
       Total costs and expenses                                                           6,698          6,466
     Net revenue from transactions with Automotive                                           48             19
     Gain on spin-off of The Associates (Note 3)                                         15,955              -
                                                                                        -------        -------

     INCOME BEFORE INCOME TAXES - FINANCIAL SERVICES                                     16,813            830
                                                                                        -------        -------

     TOTAL COMPANY
     INCOME BEFORE INCOME TAXES                                                          18,684          2,426
     Provision for income taxes                                                             972            898
                                                                                        -------        -------
     INCOME BEFORE MINORITY INTERESTS                                                    17,712          1,528
     Minority interests in net income of subsidiaries                                        66             59
                                                                                        -------        -------
     NET INCOME                                                                         $17,646        $ 1,469
                                                                                        =======        =======

     Income attributable to Common and Class B Stock
      after preferred stock dividends                                                   $17,551        $ 1,455

     Average number of shares of Common and Class B
      Stock outstanding                                                                   1,210          1,190

     AMOUNTS PER SHARE OF COMMON AND CLASS B STOCK

     BASIC INCOME (Note 4)                                                              $ 14.48        $  1.23

     DILUTED INCOME (Note 4)                                                            $ 14.23        $  1.20

     CASH DIVIDENDS                                                                     $  0.42        $ 0.385


         The accompanying notes are part of the financial statements.

                     Ford Motor Company and Subsidiaries

                          CONSOLIDATED BALANCE SHEET
                                (in millions)


                                                                                            March 31,       December 31,
                                                                                              1998              1997
                                                                                         ----------------   --------------
                                                                                           (unaudited)
ASSETS
AUTOMOTIVE
Cash and cash equivalents                                                                 $  6,804           $  6,316
Marketable securities                                                                       14,473             14,519
                                                                                          --------           --------
   Total cash and marketable securities                                                     21,277             20,835

Receivables                                                                                  2,993              3,097
Inventories (Note 5)                                                                         6,340              5,468
Deferred income taxes                                                                        3,174              3,249
Other current assets                                                                         3,703              3,782
Net current receivable from Financial Services                                                   0                416
                                                                                          --------           --------
   Total current assets                                                                     37,487             36,847

Equity in net assets of affiliated companies                                                 1,874              1,951
Net property                                                                                35,438             34,594
Deferred income taxes                                                                        3,643              3,712
Other assets                                                                                 7,062              7,975
                                                                                          --------           --------
   Total Automotive assets                                                                  85,504             85,079

FINANCIAL SERVICES
Cash and cash equivalents                                                                    1,424              1,618
Investments in securities                                                                    1,117              2,207
Net receivables and lease investments                                                      124,062            176,416
Other assets                                                                                11,128             13,777
Net receivable from Automotive                                                                   3                  0
                                                                                          --------           --------
   Total Financial Services assets                                                         137,734            194,018
                                                                                          --------           --------

   TOTAL ASSETS                                                                           $223,238           $279,097
                                                                                          ========           ========

LIABILITIES AND STOCKHOLDERS' EQUITY
AUTOMOTIVE
Trade payables                                                                            $ 11,850           $ 11,997
Other payables (Note 3)                                                                      5,428              2,557
Accrued liabilities                                                                         17,539             16,250
Income taxes payable                                                                         1,366              1,358
Debt payable within one year                                                                   801              1,129
Net current payable to Financial Services                                                        3                  0
                                                                                          --------           --------
   Total current liabilities                                                                36,987             33,291

Long-term debt                                                                               7,377              7,047
Other liabilities                                                                           28,663             28,899
Deferred income taxes                                                                        1,203              1,210
                                                                                          --------           --------
   Total Automotive liabilities                                                             74,230             70,447

FINANCIAL SERVICES
Payables                                                                                     3,975              4,539
Debt                                                                                       113,375            160,071
Deferred income taxes                                                                        4,430              4,347
Other liabilities and deferred income                                                        5,053              7,865
Net payable to Automotive                                                                        0                416
                                                                                          --------           --------
   Total Financial Services liabilities                                                    126,833            177,238

Company-obligated mandatorily redeemable preferred securities of a subsidiary
 trust holding solely junior subordinated debentures of the Company (Note 6)                   678                678

STOCKHOLDERS' EQUITY
Capital stock
 Preferred Stock, par value $1.00 per share (aggregate liquidation preference
  of $177 million and $637 million)                                                              *                  *
 Common Stock, par value $1.00 per share (1,144 and 1,132 million shares issued)             1,144              1,132
 Class B Stock, par value $1.00 per share (71 million shares issued)                            71                 71
Capital in excess of par value of stock                                                      5,225              5,564
Accumulated other comprehensive income                                                      (1,416)            (1,228)
ESOP loan and other                                                                           (346)               (39)
Earnings retained for use in business                                                       16,819             25,234
                                                                                          --------           --------
   Total stockholders' equity                                                               21,497             30,734
                                                                                          --------           --------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                             $223,238           $279,097
                                                                                          ========           ========



The accompanying notes are part of the financial statements.

- - - -
*Less than $1 million

                     Ford Motor Company and Subsidiaries

                CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

                For the Periods Ended March 31, 1998 and 1997
                                (in millions)

                                                                          First Quarter 1998             First Quarter 1997
                                                                      ----------------------------   ---------------------------
                                                                                       Financial                     Financial
                                                                       Automotive      Services       Automotive      Services
                                                                      -------------   ------------   -------------   -----------
                                                                              (unaudited)                   (unaudited)

CASH AND CASH EQUIVALENTS AT JANUARY 1                                 $ 6,316        $  1,618        $ 3,578         $ 3,689

Cash flows from operating activities before securities trading           3,138           4,463          3,161           2,342
Net sales/(purchases) of trading securities                                108            (113)          (832)             37
                                                                       -------        --------        -------         -------
   Net cash flows from operating activities                              3,246           4,350          2,329           2,379

Cash flows from investing activities
 Capital expenditures                                                   (2,101)            (98)        (1,613)           (126)
 Purchase of leased assets                                                (110)              -              -               -
 Acquisitions of receivables and lease investments                           -         (27,772)             -         (26,481)
 Collections of receivables and lease investments                            -          19,289              -          21,192
 Net acquisitions of daily rental vehicles                                   -            (611)             -            (528)
 Purchases of securities                                                  (123)           (569)             0          (1,054)
 Sales and maturities of securities                                         62             491              0             793
 Proceeds from sales of receivables and lease investments                    -           2,368              -             807
 Net investing activity with Financial Services                            403               -            364               -
 Other                                                                     269            (661)            78             151
                                                                       -------        --------        -------         -------
   Net cash used in investing activities                                (1,600)         (7,563)        (1,171)         (5,246)

Cash flows from financing activities
 Cash dividends                                                           (519)             (1)          (472)             (7)
 Issuance of Common Stock                                                   93               -             23               -
 Preferred stock - Series B repurchase, Series A redemption               (420)              -              -               -
 Changes in short-term debt                                                 76           1,882           (101)          1,033
 Proceeds from issuance of other debt                                      337           7,996            210           3,842
 Principal payments on other debt                                         (812)         (5,650)           (64)         (3,839)
 Net financing activity with Automotive                                      -            (403)             -            (364)
 Spin-off of The Associates cash                                             -            (508)             -               -
 Other                                                                    (323)             53              0             106
                                                                       -------        --------        -------         -------
   Net cash (used in)/provided by financing activities                  (1,568)          3,369           (404)            771

Effect of exchange rate changes on cash                                     (9)             69            (35)            (92)
Net transactions with Automotive/Financial Services                        419            (419)          (998)            998
                                                                       -------        --------        -------         -------

   Net increase/(decrease) in cash and cash equivalents                    488            (194)          (279)         (1,190)
                                                                       --------       --------        -------         -------

CASH AND CASH EQUIVALENTS AT MARCH 31                                  $ 6,804        $  1,424        $ 3,299         $ 2,499
                                                                       =======        ========        =======         =======



The accompanying notes are part of the financial statements.

                       Ford Motor Company and Subsidiaries

                          NOTES TO FINANCIAL STATEMENTS

                                   (unaudited)

1. Financial Statements - The financial data presented herein are unaudited, but in the opinion of management reflect those adjustments necessary for a fair presentation of such information. Results for interim periods should not be considered indicative of results for a full year. Reference should be made to the financial statements contained in the registrant's Annual Report on Form 10-K (the "10-K Report") for the year ended December 31, 1997. For purposes hereof, "Ford" or the "Company" means Ford Motor Company and its majority owned subsidiaries unless the context requires otherwise. Certain amounts for prior periods are reclassified, if required, to conform with 1998 presentations.

2. Selected Automotive costs and expenses are summarized as follows (in millions):

                                                        First Quarter
                                                    --------------------
                                                     1998        1997
                                                    --------    --------

       Depreciation                                  $680        $683
       Amortization                                   718         787

3. Spin-off of The Associates - On March 2, 1998, the Board of Directors of the Company approved the spin-off of The Associates by declaring a dividend on Ford's outstanding shares of Common and Class B Stock consisting of Ford's 80.7% interest (279.5 millions shares) in The Associates. The Board of Directors also declared a dividend in cash on shares of Company stock held in U.S. employee savings plans equal to the market value of The Associates stock to be distributed per share of the Company's Common and Class B Stock. Both the spin-off dividend and the cash dividend were paid on April 7, 1998 to stockholders of record on March 12, 1998.

     Holders  of Ford  Common  and  Class B Stock on the  record  date  received
     0.262085 shares of The Associates common stock for each share of Ford stock, and participants in U.S. employee savings plans on the record date received $22.12 in cash per share of Ford stock, based on the volume-weighted average price of The Associates stock of $84.3849 per share on April 7, 1998. The total value of the distribution (including the $3.2 billion cash dividend) was $26.8 billion or $22.12 per share of Ford stock.

     As a result of the spin-off of The Associates, Ford realized a gain of $15,955 million based on the fair value of The Associates as of the record date, March 12, 1998, in first quarter 1998. Ford has received a ruling from the U.S. Internal Revenue Service that the distribution qualifies as a tax-free transaction for U.S. federal income tax purposes.

     The Company's results in first quarter 1998 include Ford's share of The Associates earnings through the record date, March 12 ($177 million). The balance sheet at March 31, 1998 no longer includes The Associates. Other payables includes a $3.2 billion dividend payable generated by the cash dividend to participants in U.S. employee savings plans.

4. Income Per Share of Common and Class B Stock - Basic income per share of Common and Class B Stock is calculated by dividing the income attributable to Common and Class B Stock by the average number of shares of Common and Class B Stock outstanding during the applicable period, adjusted for issuable shares and uncommitted ESOP shares.

     The company had Series A Preferred Stock convertible to Common Stock until January 9, 1998. Other obligations, such as stock options, are considered to be dilutive potential common stock. The calculation of diluted income per share of Common and Class B Stock takes into account the effect of dilutive potential common stock.

     Income per share of Common and Class B Stock was as follows (in millions, except per share amounts):

                                                   First Quarter 1998         First Quarter 1997
                                                -----------------------     ----------------------
                                                 Income      Shares         Income      Shares
                                                -----------  ----------     ----------  ----------
Net income                                       $17,646        1,210         $1,469       1,190
Preferred stock dividend requirements                (95)           -            (14)          -
Issuable and uncommitted ESOP shares                   -            2              -          (3)
                                                 -------        -----         ------       -----
Basic income and shares                          $17,551        1,212         $1,455       1,187

Basic income per share                           $ 14.48                      $ 1.23

Basic income and shares                          $17,551        1,212         $1,455       1,187
Net dilutive effect of options                         -           20              -          14
Convertible preferred stock and other                  0            1              4          12
                                                 -------        -----         ------       -----
Diluted income and shares                        $17,551        1,233         $1,459       1,213

Diluted income per share                         $ 14.23                      $ 1.20

                     Ford Motor Company and Subsidiaries

                        NOTES TO FINANCIAL STATEMENTS

                                 (unaudited)


5. Automotive inventories are summarized as follows (in millions):

                                                                       March 31,         December 31,
                                                                         1998                1997
                                                                       ----------        ------------
     Raw materials, work in process and supplies                         $3,357              $2,875
     Finished products                                                    2,983               2,593
                                                                         ------              ------
        Total inventories                                                $6,340              $5,468
                                                                         ======              ======

     U.S. inventories                                                    $2,617              $1,993


6. Company-Obligated Mandatorily Redeemable Preferred Securities of a Subsidiary Trust - The sole asset of Ford Motor Company Capital Trust I (the "Trust"), which is the obligor on the Preferred Securities of such Trust, is $632 million principal amount of 9% Junior Subordinated Debentures due 2025 of Ford Motor Company.


7. Changes in stockholders' equity for the three months ended March 31, 1998 were as follows (in millions):


                                                                 Earnings                                                Capital
                                                                 Retained        Accum.                                 in Excess
                                                                 for Use         Other                                   of Par
                                                                  in the         Compr.                     Capital     Value of
                                                   Total         Business        Income         Other        Stock        Stock
                                               -------------- --------------- -------------  ------------ ------------ ------------


Balance at January 1                             $ 30,734        $ 25,234       $(1,228)        $ (39)    $1,203       $5,564

Comprehensive income

  Net income                                       17,646          17,646
                                                     (188)                         (188)
                                                   ------
  Other comprehensive income
   Total comprehensive income                      17,458

Common stock issued for Series A Preferred
Stock conversion, employee benefit plans
and other                                              93                                                     12           81

Associates spin-off to Ford Common
 stockholders                                     (22,298)        (22,298)
Associates spin-off cash distribution to
 savings plans                                     (3,242)         (3,242)
Preferred stock - Series B repurchase and
 Series A redemption                                 (420)                                                               (420)
ESOP loan and other                                  (309)             (2)                       (307)
Quarterly cash dividends                             (519)           (519)
                                                 --------        --------       -------         -----     ------       ------
Balance at March 31                              $ 21,497        $ 16,819       $(1,416)        $(346)    $1,215       $5,225
                                                 ========        ========       =======         =====     ======       ======

